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                                                               EXHIBIT 24


                              POWER OF ATTORNEY

Each person who is a Director of The Chase Manhattan Corporation (the Company) and whose signature appears below hereby authorizes any of Thomas
G. Labrecque, E. Michel Kruse, Lester J. Stephens, Jr. and Ronald C. Mayer to execute, in the name of, and on behalf of such person, in such person's capacity as a Director of the Company, the Annual Report on Form 10-K of the Company for year ended December 31, 1993, and any amendments thereto.

IN WITNESS THEREOF, the undersigned have executed this power of attorney on February 16, 1994.

        THOMAS G. LABRECQUE                    HOWARD C. KAUFFMANN
- ----------------------------------     ----------------------------------
       (Thomas G. Labrecque)                  (Howard C. Kauffmann)


           ARTHUR F. RYAN                        DAVID T. KEARNS
- ----------------------------------     ----------------------------------
          (Arthur F. Ryan)                      (David T. Kearns)


          RICHARD J. BOYLE                       DELANO E. LEWIS
- ----------------------------------     ----------------------------------
         (Richard J. Boyle)                     (Delano E. Lewis)


          M. ANTHONY BURNS                       PAUL W. MACAVOY
- ----------------------------------     ----------------------------------
         (M. Anthony Burns)                     (Paul W. MacAvoy)


          JOAN GANZ COONEY                       JOHN H. MCARTHUR
- ----------------------------------     ----------------------------------
         (Joan Ganz Cooney)                     (John H. McArthur)


          JAIRO A. ESTRADA
- ----------------------------------     ----------------------------------
         (Jairo A. Estrada)                   (David T. McLaughlin)


         JAMES L. FERGUSON                     EDMUND T. PRATT, JR.
- ----------------------------------     ----------------------------------
        (James L. Ferguson)                   (Edmund T. Pratt, Jr.)


       EDWARD S. FINKELSTEIN                     HENRY B. SCHACHT
- ----------------------------------     ----------------------------------
      (Edward S. Finkelstein)                   (Henry B. Schacht)


         H. LAURANCE FULLER                    DONALD H. TRAUTLEIN
- ----------------------------------     ----------------------------------
        (H. Laurance Fuller)                  (Donald H. Trautlein)


        WILLIAM H. GRAY, III
- ----------------------------------     ----------------------------------
       (William H. Gray, III)                   (Kay R. Whitmore)





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